Exhibit 99.1

West Corporation Reports Third Quarter 2016 Results

Company to Explore Financial and Strategic Alternatives

OMAHA, NE, November 1, 2016 – West Corporation (Nasdaq:WSTC), a global provider of communication and network infrastructure services, today announced its third quarter 2016 results.

Select Financial Information

Unaudited, in millions except per share amounts	Three Months Ended Sept. 30,			Nine Months Ended Sept. 30,
	2016	2015	% Change	2016	2015	% Change
Revenue	$571.4	$574.4	-0.5%	$1,724.6	$1,711.8	0.7%
Operating Income	109.5	124.4	-11.9%	341.5	351.5	-2.8%
Income from Continuing Operations	47.5	50.7	-6.3%	125.1	148.6	-15.8%
Earnings per Share from Continuing Operations - Diluted	0.56	0.60	-6.7%	1.48	1.74	-14.9%
Cash Flows from Continuing Operating Activities	104.1	126.7	-17.8%	301.6	283.2	6.5%
Cash Flows used in Continuing Investing Activities	(24.5)	(30.1)	-18.6%	(67.1)	(113.8)	-41.1%
Cash Flows used in Continuing Financing Activities	(111.0)	(74.0)	49.9%	(223.5)	(364.8)	-38.7%

Select Non-GAAP Financial Information1

Unaudited, in millions except per share amounts	Three Months Ended Sept. 30,			Nine Months Ended Sept. 30,
	2016	2015	% Change	2016	2015	% Change
EBITDA from Continuing Operations	$158.5	$165.5	-4.3%	$488.9	$491.3	-0.5%
Adjusted EBITDA from Continuing Operations	165.3	171.3	-3.5%	499.2	511.1	-2.3%
Adjusted Operating Income	133.3	146.6	-9.1%	402.1	420.8	-4.4%
Adjusted Income from Continuing Operations	64.3	68.1	-5.6%	193.7	202.3	-4.2%
Adjusted Earnings per Share from Continuing Operations - Diluted	0.76	0.80	-5.0%	2.29	2.36	-3.0%
Free Cash Flow from Continuing Operating Activities[2]	78.7	95.4	-17.5%	202.3	187.0	8.2%

“Our non-conferencing businesses grew 5.3 percent, with particularly strong results in our UCaaS, healthcare advocacy and interactive services businesses,” said Tom Barker, chairman and chief executive officer. “Conferencing revenue declined in the third quarter driving our consolidated revenue down 0.5 percent. Our adjusted organic revenue growth was 1 percent. We expect to finish the year with revenue and adjusted earnings per share within our original guidance ranges, albeit the low end, despite the decrease in conferencing revenue.”

Dividend

The Company today also announced a $0.225 per common share dividend. The dividend is payable on November 23, 2016 to shareholders of record as of the close of business on November 14, 2016.

Operating Results

For the third quarter of 2016, revenue was $571.4 million compared to $574.4 million for the same quarter of the previous year, a decrease of 0.5 percent. Revenue from acquired entities3 was $6.5 million during the third quarter of 2016. The Company had strong growth in its Unified Communications as a Services (“UCaaS”), healthcare advocacy and Interactive Services businesses. The Company’s revenue was negatively impacted by $5.3 million from foreign currency exchange rate fluctuations and by $10.3 million from a lost Telecom Services client previously disclosed in 2015. Adjusted organic growth5 for the third quarter was 1.0 percent. Details of the Company’s revenue growth are presented in the selected financial data table below.

The Unified Communications Services segment had revenue of $352.4 million in the third quarter of 2016, a 3.7 percent decrease compared to the same quarter of 2015. This decrease was primarily due to $10.3 million from the previously disclosed lost Telecom Services client, $5.3 million from the impact of foreign currency exchange rates and a decline in conferencing revenue, partially offset by growth in the UCaaS business and $2.1 million in revenue from Magnetic North, which was acquired on October 31, 2015. Adjusted organic growth5 for the Unified Communications Services segment was flat for the third quarter of 2016.

During the third quarter, the Company had lower than expected revenue from its automated conferencing business, with July being the weakest month of the quarter. Conferencing clients also used fewer operator assisted calls and add-on services such as call recording and transcription in the third quarter.

Revenue in the Company’s UCaaS line of business was up over 25 percent on an organic basis in the third quarter compared to the same quarter last year. This growth was partially due to higher than expected equipment sales during the quarter.

The Safety Services segment had revenue of $75.1 million in the third quarter of 2016, an increase of 1.7 percent from the third quarter of 2015. The increase in revenue was primarily due to clients adopting new technologies, partially offset by price compression and lower equipment sales compared to the same quarter last year.

The Interactive Services segment had revenue of $76.4 million in the third quarter of 2016, 12.0 percent higher than the same quarter last year. This increase included $4.4 million from the acquisitions of ClientTell and Synrevoice. Adjusted organic revenue5 growth for the Interactive Services segment was 5.5 percent for the third quarter of 2016. Organic revenue growth was primarily due to new clients and increased volumes from existing clients.

The Specialized Agent Services segment had revenue of $70.3 million in the third quarter of 2016, an increase of 3.0 percent compared to the same quarter of the previous year. The increase in revenue was primarily due to double-digit revenue growth in the healthcare advocacy business, partially offset by slower than historical recoveries in the cost management services business.

Operating income was $109.5 million in the third quarter of 2016 compared to $124.4 million in the third quarter of 2015, a decrease of 11.9 percent. This decrease was primarily due to a decline in minute growth as well as price compression in the conferencing and collaboration

[1]	See Reconciliation of Non-GAAP Financial Measures below.
[2]	Free cash flow is calculated as cash flows from operating activities less cash capital expenditures.
[3]	Revenue growth attributable to acquired entities includes Magnetic North, ClientTell and Synrevoice.
[4]	Based on loan covenants. Covenant loan ratio is debt net of cash and excludes accounts receivable securitization debt.
[5]	Adjusted organic revenue growth is provided on the Selected Financial Data tables and excludes revenue from acquired entities, revenue from previously disclosed lost clients and the estimated impact of foreign currency exchange rates. The Company believes adjusted organic revenue growth provides a useful measure of growth in its ongoing business.
NM:	Not Meaningful

business, an increase in SG&A expenses related to acquisitions and higher labor-related costs, partially offset by cost savings initiatives. Adjusted operating income1 was $133.3 million in the third quarter of 2016 compared to $146.6 million in the third quarter of 2015. Adjusted operating income as a percentage of revenue was 23.3 percent in the third quarter of 2016 compared to 25.5 percent in the same quarter of 2015.

Income from continuing operations decreased 6.3 percent to $47.5 million in the third quarter of 2016 compared to $50.7 million in the same quarter of 2015. Adjusted income from continuing operations1 was $64.3 million in the third quarter of 2016, a decrease of 5.6 percent from the same quarter of 2015.

EBITDA1 was $158.5 million in the third quarter of 2016 compared to $165.5 million in the third quarter of 2015. Adjusted EBITDA1 for the third quarter of 2016 was $165.3 million compared to $171.3 million for the third quarter of 2015, a decrease of 3.5 percent. Adjusted EBITDA margin was 29 percent for the third quarter of 2016, compared to 30 percent for the third quarter of 2015.

Balance Sheet, Cash Flow and Liquidity

At September 30, 2016, West Corporation had cash and cash equivalents totaling $191.3 million and working capital of $228.5 million. Interest expense and other financing charges were $38.2 million during the third quarter of 2016 compared to $38.6 million during the comparable period of the prior year.

“During the third quarter, we repaid $91.3 million of debt, bringing the total for the year to $123.2 million, consistent with our guidance at the beginning of the year. This drove our debt covenant leverage ratio down to the lowest level since our IPO,” said Jan Madsen, chief financial officer.

The Company’s net debt to pro forma adjusted EBITDA ratio, as calculated pursuant to the Company’s senior secured term debt facilities4, was 4.46x at September 30, 2016, down from 4.68x at December 31, 2015.

Cash flows from operations were $104.1 million for the third quarter of 2016 compared to $126.7 million in the same period of 2015, a decrease of 17.8 percent. Free cash flow1,2 decreased 17.5 percent to $78.7 million in the third quarter of 2016 compared to $95.4 million in the third quarter of 2015. This decrease was primarily from timing differences in cash interest and working capital variances, partially offset by lower cash taxes.

During the third quarter of 2016, the Company invested $25.4 million, or 4.5 percent of revenue, in capital expenditures.

Exploration of Financial and Strategic Alternatives

West also announced today the commencement of a process to explore the Company’s range of financial and strategic alternatives, including, but not limited to, the sale or separation of one or more of its operating businesses, or a sale of the Company. West has retained Centerview Partners LLC as its financial advisor and Sidley Austin LLP as its legal advisor in connection with the analysis.

Mr. Barker added: “We are excited about our portfolio of industry-leading assets, both individually and as a component of our overall strategy. At the same time, as part of our ongoing evaluation of our portfolio of assets, we have decided to engage advisors to help us evaluate possible alternatives and strategies to maximize long-term shareholder value.”

No decision has been made to enter into any transaction. There can be no assurance that this exploration will result in any transaction being announced or consummated or, if a transaction does occur, the terms or timing thereof. The Company does not intend to discuss or disclose further developments during this process unless and until the Board of Directors has approved a specific action or otherwise determined that further disclosure is appropriate.

Conference Call

The Company will hold a conference call to discuss these topics on Wednesday, November 2, 2016 at 8:00 AM Eastern Time (7:00 AM Central Time). Investors may access the call by visiting the Financials section of the West Corporation website at www.west.com and clicking on the Webcast link. A replay of the call will be available on the Company’s website at www.west.com.

About West Corporation

West Corporation (Nasdaq:WSTC) is a global provider of communication and network infrastructure services. West helps its clients more effectively communicate, collaborate and connect with their audiences through a diverse portfolio of solutions that include unified communications services, safety services, interactive services such as automated notifications, telecom services and specialized agent services.

For 30 years, West has provided reliable, high-quality voice and data services. West has sales and operations in the United States, Canada, Europe, the Middle East, Asia Pacific and Latin America. For more information, please call 1-800-841-9000 or visit www.west.com.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only West’s current expectations and are not guarantees of future performance or results. These statements are subject to various risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include, but are not limited to, the strategic alternatives available to the Company and the ability to execute on strategic alternatives, competition in West’s highly competitive markets; increases in the cost of voice and data services or significant interruptions in these services; West’s ability to keep pace with its clients’ needs for rapid technological change and systems availability; the continued deployment and adoption of emerging technologies; the loss, financial difficulties or bankruptcy of any key clients; security and privacy breaches of the systems West uses to protect personal data; the effects of global economic trends on the businesses of West’s clients; the non-exclusive nature of West’s client contracts and the absence of revenue commitments; the cost of pending and future litigation; the cost of defending against intellectual property infringement claims; the effects of extensive regulation affecting many of West’s businesses; West’s ability to protect its proprietary information or technology; service interruptions to West’s data and operation centers; West’s ability to retain key personnel and attract a sufficient number of qualified employees; increases in labor costs and turnover rates; the political, economic and other conditions in the countries where West operates; changes in foreign exchange rates; West’s ability to complete future acquisitions, integrate or achieve the objectives of its recent and future acquisitions; and future impairments of our substantial goodwill, intangible assets, or other long-lived assets. In addition, West is subject to risks related to its level of indebtedness. Such risks include West’s ability to generate sufficient cash to service its indebtedness and fund its other liquidity needs; West’s ability to comply with covenants contained in its debt instruments; West’s ability to obtain additional financing; the incurrence of significant additional indebtedness by West and its subsidiaries; and the ability of West’s lenders to fulfill their lending commitments. West is also subject to other risk factors described in documents filed by the Company with the United States Securities and Exchange Commission.

These forward-looking statements speak only as of the date on which the statements were made. West undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

WEST CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, in thousands except per share data)

	Three Months Ended Sept. 30,
	2016	2015	% Change
Revenue	$571,407	$574,448	-0.5%
Cost of services	247,817	246,337	0.6%
Selling, general and administrative expenses	214,091	203,757	5.1%

Operating income	109,499	124,354	-11.9%
Interest expense, net	36,794	38,382	-4.1%
Accelerated amortization of deferred financing costs	1,234	—	NM
Other expense (income), net	(445)	6,322	NM

Income from continuing operations before tax	71,916	79,650	-9.7%
Income tax expense attributed to continuing operations	24,381	28,931	-15.7%

Income from continuing operations	47,535	50,719	-6.3%
Income from discontinued operations, net of income taxes	—	(1,235)	NM

Net income	$47,535	$49,484	-3.9%

Weighted average shares outstanding:
Basic	82,870	82,931
Diluted	84,607	84,834
Earnings (loss) per share - Basic:
Continuing operations	$0.57	$0.61	-6.6%
Discontinued operations	—	(0.01)	NM

Total Earnings Per Share - Basic	$0.57	$0.60	-5.0%

Earnings (loss) per share - Diluted:
Continuing operations	$0.56	$0.60	-6.7%
Discontinued operations	—	(0.01)	NM

Total Earnings Per Share - Diluted*	$0.56	$0.58	-3.4%

*	Does not foot due to rounding

SELECTED SEGMENT FINANCIAL DATA:

	Three Months Ended Sept. 30,
	2016	2015	% Change
Revenue:
Unified Communications Services	$352,377	$365,822	-3.7%
Safety Services	75,061	73,812	1.7%
Interactive Services	76,439	68,237	12.0%
Specialized Agent Services	70,255	68,196	3.0%
Intersegment eliminations	(2,725)	(1,619)	NM

Total	$571,407	$574,448	-0.5%

Depreciation:
Unified Communications Services	$17,407	$17,477	-0.4%
Safety Services	4,008	4,448	-9.9%
Interactive Services	4,087	3,652	11.9%
Specialized Agent Services	3,009	2,160	39.3%

Total	$28,511	$27,737	2.8%

Amortization:
Unified Communications Services - SG&A	$3,319	$3,257	1.9%
Safety Services - SG&A	3,559	4,468	-20.3%
Safety Services - COS	3,035	3,002	1.1%
Interactive Services - SG&A	5,317	4,018	32.3%
Specialized Agent Services - SG&A	4,594	4,770	-3.7%
Deferred financing costs	2,455	5,008	-51.0%

Total	$22,279	$24,523	-9.2%

Share-based compensation:
Unified Communications Services	$3,435	$3,006	14.3%
Safety Services	976	854	14.3%
Interactive Services	614	538	14.1%
Specialized Agent Services	1,063	976	8.9%

Total	$6,088	$5,374	13.3%

Cost of services:
Unified Communications Services	$171,168	$168,737	1.4%
Safety Services	24,921	28,118	-11.4%
Interactive Services	16,838	15,968	5.4%
Specialized Agent Services	36,366	34,239	6.2%
Intersegment eliminations	(1,476)	(725)	NM

Total	$247,817	$246,337	0.6%

Selling, general and administrative expenses:
Unified Communications Services	$101,803	$101,253	0.5%
Safety Services	32,992	35,446	-6.9%
Interactive Services	49,804	46,049	8.2%
Specialized Agent Services	29,517	27,215	8.5%
Corporate Other	1,224	(5,312)	NM
Intersegment eliminations	(1,249)	(894)	NM

Total	$214,091	$203,757	5.1%

Operating income:
Unified Communications Services	$79,406	$95,832	-17.1%
Safety Services	17,148	10,248	67.3%
Interactive Services	9,797	6,220	57.5%
Specialized Agent Services	4,372	6,742	-35.2%
Corporate Other	(1,224)	5,312	NM

Total	$109,499	$124,354	-11.9%

Operating margin:
Unified Communications Services	22.5%	26.2%
Safety Services	22.8%	13.9%
Interactive Services	12.8%	9.1%
Specialized Agent Services	6.2%	9.9%

Total	19.2%	21.6%

SELECTED FINANCIAL DATA:

		Contribution
		to Rev. Growth
Changes in Revenue - 3Q16 compared to 3Q15:
Revenue for the three months ended Sept. 30, 2015	$574,448
Revenue from acquired entities[3]	6,547	1.1%
Revenue from previously disclosed lost client	(10,300)	-1.8%
Estimated impact of foreign currency exchange rates	(5,290)	-0.9%
Adjusted organic growth, net[5]	6,002	1.0%

Revenue for the three months ended Sept. 30, 2016	$571,407	-0.5%

WEST CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, in thousands except per share data)

	Nine Months Ended Sept. 30,
	2016	2015	% Change
Revenue	$1,724,583	$1,711,829	0.7%
Cost of services	738,255	731,304	1.0%
Selling, general and administrative expenses	644,804	629,045	2.5%

Operating income	341,524	351,480	-2.8%
Interest expense, net	112,989	115,657	-2.3%
Accelerated amortization of deferred financing costs	36,469	—	NM
Other expense (income), net	(619)	2,583	NM

Income from continuing operations before tax	192,685	233,240	-17.4%
Income tax expense attributed to continuing operations	67,616	84,664	-20.1%

Income from continuing operations	125,069	148,576	-15.8%
Income from discontinued operations, net of income taxes	—	30,989	NM

Net income	$125,069	$179,565	-30.3%

Weighted average shares outstanding:
Basic	82,873	83,479
Diluted	84,486	85,554
Earnings per share - Basic:
Continuing operations	$1.51	$1.78	-15.2%
Discontinued operations	—	0.37	NM

Total Earnings Per Share - Basic	$1.51	$2.15	-29.8%

Earnings per share - Diluted:
Continuing operations	$1.48	$1.74	-14.9%
Discontinued operations	—	0.36	NM

Total Earnings Per Share - Diluted	$1.48	$2.10	-29.5%

SELECTED SEGMENT FINANCIAL DATA:

	Nine Months Ended Sept. 30,
	2016	2015	% Change
Revenue:
Unified Communications Services	$1,085,248	$1,109,931	-2.2%
Safety Services	220,648	208,528	5.8%
Interactive Services	221,400	194,332	13.9%
Specialized Agent Services	206,128	203,840	1.1%
Intersegment eliminations	(8,841)	(4,802)	NM

Total	$1,724,583	$1,711,829	0.7%

Depreciation:
Unified Communications Services	$52,243	$52,050	0.4%
Safety Services	13,057	13,814	-5.5%
Interactive Services	12,030	10,408	15.6%
Specialized Agent Services	8,639	5,659	52.7%

Total	$85,969	$81,931	4.9%

Amortization:
Unified Communications Services - SG&A	$10,090	$9,794	3.0%
Safety Services - SG&A	10,514	13,618	-22.8%
Safety Services - COS	9,683	9,504	1.9%
Interactive Services - SG&A	15,699	11,698	34.2%
Specialized Agent Services - SG&A	13,782	14,370	-4.1%
Deferred financing costs	46,508	15,017	209.7%

Total	$106,276	$74,001	43.6%

Share-based compensation:
Unified Communications Services	$11,256	$9,711	15.9%
Safety Services	3,196	2,730	17.1%
Interactive Services	1,995	1,721	15.9%
Specialized Agent Services	3,482	2,623	32.7%

Total	$19,929	$16,785	18.7%

Cost of services:
Unified Communications Services	$511,015	$510,179	0.2%
Safety Services	78,925	81,301	-2.9%
Interactive Services	49,908	43,199	15.5%
Specialized Agent Services	103,277	98,272	5.1%
Intersegment eliminations	(4,870)	(1,647)	NM

Total	$738,255	$731,304	1.0%

Selling, general and administrative expenses:
Unified Communications Services	$316,997	$310,084	2.2%
Safety Services	103,731	110,523	-6.1%
Interactive Services	149,929	132,709	13.0%
Specialized Agent Services	91,055	81,299	12.0%
Corporate Other	(12,937)	(2,415)	NM
Intersegment eliminations	(3,971)	(3,155)	NM

Total	$644,804	$629,045	2.5%

Operating income:
Unified Communications Services	$257,236	$289,668	-11.2%
Safety Services	37,992	16,704	127.4%
Interactive Services	21,563	18,424	17.0%
Specialized Agent Services	11,796	24,269	-51.4%
Corporate Other	12,937	2,415	NM

Total	$341,524	$351,480	-2.8%

Operating margin:
Unified Communications Services	23.7%	26.1%
Safety Services	17.2%	8.0%
Interactive Services	9.7%	9.5%
Specialized Agent Services	5.7%	11.9%

Total	19.8%	20.5%

SELECTED FINANCIAL DATA:

		Contribution
		to Rev. Growth
Changes in Revenue - 3Q16 YTD compared to 3Q15 YTD:
Revenue for the nine months ended Sept. 30, 2015	$1,711,829
Revenue from acquired entities[3]	20,950	1.2%
Revenue from two previously disclosed lost clients	(44,500)	-2.6%
Estimated impact of foreign currency exchange rates	(11,426)	-0.7%
Adjusted organic growth, net[5]	47,730	2.8%

Revenue for the nine months ended Sept. 30, 2016	$1,724,583	0.7%

WEST CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	September 30,	December 31,	%
	2016	2015	Change
Assets:
Current assets:
Cash and cash equivalents	$191,317	$182,338	4.9%
Trust and restricted cash	16,398	19,829	-17.3%
Accounts receivable, net	388,165	373,087	4.0%
Income taxes receivable	—	19,332	NM
Prepaid assets	45,976	43,093	6.7%
Deferred expenses	49,515	65,781	-24.7%
Other current assets	29,800	22,040	35.2%
Assets held for sale	—	17,672	NM

Total current assets	721,171	743,172	-3.0%
Property and Equipment:
Property and equipment	1,114,214	1,053,678	5.7%
Accumulated depreciation and amortization	(780,039)	(718,834)	8.5%

Net property and equipment	334,175	334,844	-0.2%
Goodwill	1,920,742	1,915,690	0.3%
Intangible assets, net	325,262	370,021	-12.1%
Other assets	175,990	191,490	-8.1%

Total assets	$3,477,340	$3,555,217	-2.2%

Liabilities and Stockholders’ Deficit:
Current Liabilities:
Accounts payable	$71,682	$92,935	-22.9%
Deferred revenue	165,147	161,828	2.1%
Accrued expenses	220,202	219,234	0.4%
Current maturities of long-term debt	35,675	24,375	46.4%

Total current liabilities	492,706	498,372	-1.1%
Long-term obligations	3,203,575	3,318,688	-3.5%
Deferred income taxes	97,335	104,222	-6.6%
Other long-term liabilities	174,675	186,073	-6.1%

Total liabilities	3,968,291	4,107,355	-3.4%
Stockholders’ Deficit:
Common stock	86	85	1.2%
Additional paid-in capital	2,215,695	2,193,193	1.0%
Retained deficit	(2,539,651)	(2,607,415)	-2.6%
Accumulated other comprehensive loss	(79,855)	(72,736)	9.8%
Treasury stock at cost	(87,226)	(65,265)	33.6%

Total stockholders’ deficit	(490,951)	(552,138)	-11.1%

Total liabilities and stockholders’ deficit	$3,477,340	$3,555,217	-2.2%

Reconciliation of Non-GAAP Financial Measures

Adjusted Operating Income Reconciliation

Adjusted operating income is not a measure of financial performance under generally accepted accounting principles (“GAAP”). The Company believes adjusted operating income provides a relevant measure of operating profitability and a useful basis for evaluating the ongoing operations of the Company. Adjusted operating income is used by the Company to assess operating income before the impact of acquisitions and acquisition-related costs and certain non-cash items. Adjusted operating income is used by the Company as a benchmark for performance and compensation by certain executives. Adjusted operating income should not be considered in isolation or as a substitute for operating income or other profitability data prepared in accordance with GAAP. Adjusted operating income, as presented, may not be comparable to similarly titled measures of other companies. Set forth below is a reconciliation of adjusted operating income from operating income.

Reconciliation of Adjusted Operating Income from Operating Income

Unaudited, in thousands

	Three Months Ended Sept. 30,
	2016	2015	% Change
Consolidated:
Operating income	$109,499	$124,354	-11.9%
Amortization of acquired intangible assets	16,789	16,513	1.7%
Share-based compensation	6,088	5,374	13.3%
Gain on sale of real estate	(115)	—	NM
M&A and acquisition-related costs	997	397	151.1%

Adjusted operating income	$133,258	$146,638	-9.1%

Adjusted operating income margin	23.3%	25.5%
Unified Communications Services:
Operating income	$79,406	$95,832	-17.1%
Amortization of acquired intangible assets	3,319	3,257	1.9%
Share-based compensation	3,435	3,006	14.3%
M&A and acquisition-related costs	434	2	NM

Adjusted operating income	$86,594	$102,097	-15.2%

Adjusted operating income margin	24.6%	27.9%
Safety Services:
Operating income	$17,148	$10,248	67.3%
Amortization of acquired intangible assets	3,559	4,468	-20.3%
Share-based compensation	976	854	14.3%

Adjusted operating income	$21,683	$15,570	39.3%

Adjusted operating income margin	28.9%	21.1%
Interactive Services:
Operating income	$9,797	$6,220	57.5%
Amortization of acquired intangible assets	5,317	4,018	32.3%
Share-based compensation	614	538	14.1%
M&A and acquisition-related costs	563	396	42.2%

Adjusted operating income	$16,291	$11,172	45.8%

Adjusted operating income margin	21.3%	16.4%
Specialized Agent Services:
Operating income	$4,372	$6,742	-35.2%
Amortization of acquired intangible assets	4,594	4,770	-3.7%
Share-based compensation	1,063	976	8.9%

Adjusted operating income	$10,029	$12,488	-19.7%

Adjusted operating income margin	14.3%	18.3%
Corporate Other:
Operating income (loss)	$(1,224)	$5,312
Gain on sale of real estate	(115)	—
M&A and acquisition-related costs	—	(1)

Adjusted operating income (loss)	$(1,339)	$5,311

Reconciliation of Adjusted Operating Income from Operating Income

Unaudited, in thousands

	Nine Months Ended Sept. 30,
	2016	2015	% Change
Consolidated:
Operating income	$341,524	$351,480	-2.8%
Amortization of acquired intangible assets	50,085	49,480	1.2%
Share-based compensation	19,929	16,785	18.7%
Secondary equity offering expense	—	1,041	NM
Gain on sale of real estate	(12,963)	—	NM
M&A and acquisition-related costs	3,486	1,977	76.3%

Adjusted operating income	$402,061	$420,763	-4.4%

Adjusted operating income margin	23.3%	24.6%
Unified Communications Services:
Operating income	$257,236	$289,668	-11.2%
Amortization of acquired intangible assets	10,090	9,794	3.0%
Share-based compensation	11,256	9,711	15.9%
Secondary equity offering expense	—	247	NM
M&A and acquisition-related costs	1,312	2	NM

Adjusted operating income	$279,894	$309,422	-9.5%

Adjusted operating income margin	25.8%	27.9%
Safety Services:
Operating income	$37,992	$16,704	127.4%
Amortization of acquired intangible assets	10,514	13,618	-22.8%
Share-based compensation	3,196	2,730	17.1%
Secondary equity offering expense	—	78	NM

Adjusted operating income	$51,702	$33,130	56.1%

Adjusted operating income margin	23.4%	15.9%
Interactive Services:
Operating income	$21,563	$18,424	17.0%
Amortization of acquired intangible assets	15,699	11,698	34.2%
Share-based compensation	1,995	1,721	15.9%
Secondary equity offering expense	—	35	NM
M&A and acquisition-related costs	2,174	1,741	24.9%

Adjusted operating income	$41,431	$33,619	23.2%

Adjusted operating income margin	18.7%	17.3%
Specialized Agent Services:
Operating income	$11,796	$24,269	-51.4%
Amortization of acquired intangible assets	13,782	14,370	-4.1%
Share-based compensation	3,482	2,623	32.7%
Secondary equity offering expense	—	50	NM
M&A and acquisition-related costs	—	150	NM

Adjusted operating income	$29,060	$41,462	-29.9%

Adjusted operating income margin	14.1%	20.3%
Corporate Other:
Operating income	$12,937	$2,415
Secondary equity offering expense	—	631
Gain on sale of real estate	(12,963)	—
M&A and acquisition-related costs	—	84

Adjusted operating income (loss)	$(26)	$3,130

Adjusted Net Income, Adjusted Income from Continuing Operations and Adjusted Earnings per Share Reconciliation

Adjusted net income, adjusted income from continuing operations and adjusted earnings per share (EPS) are non-GAAP measures. The Company believes these measures provide a useful indication of profitability and basis for assessing the operations of the Company without the impact of bond redemption premiums, acquisitions and acquisition-related costs and certain non-cash items. Adjusted net income and adjusted income from continuing operations should not be considered in isolation or as a substitute for net income or other profitability metrics prepared in accordance with GAAP. Adjusted net income and adjusted income from continuing operations, as presented, may not be comparable to similarly titled measures of other companies. The Company utilizes these non-GAAP measures to make decisions about the use of resources, analyze performance, measure management’s performance with stated objectives and compensate management relative to the achievement of such objectives. Set forth below is a reconciliation of adjusted income from continuing operations from income from continuing operations and adjusted net income from net income.

Reconciliation of Adj. Income from Continuing Ops from Income from Continuing Ops and Adjusted Net Income from

Net Income

Unaudited, in thousands except per share data

	Three Months Ended Sept. 30,
	2016	2015	% Change
CONTINUING OPERATIONS
Income from continuing operations	$47,535	$50,719	-6.3%
Amortization of acquired intangible assets	16,789	16,513
Amortization of deferred financing costs	2,455	5,008
Share-based compensation	6,088	5,374
Gain on sale of real estate	(115)	—
M&A and acquisition-related costs	881	397

Pre-tax total	26,098	27,292
Income tax expense on adjustments	9,343	9,912

Adjusted income from continuing operations	$64,290	$68,099	-5.6%

Diluted shares outstanding	84,607	84,834
Adjusted EPS from continuing operations - diluted	$0.76	$0.80	-5.0%

	Three Months Ended Sept. 30,
	2016	2015
DISCONTINUED OPERATIONS
Income from discontinued operations	$—	$(1,235)

Adjusted income from discontinued operations	$—	$(1,235)

Diluted shares outstanding	84,607	84,834
Adjusted EPS from discontinued operations - diluted	$0.00	$(0.01)

	Three Months Ended Sept. 30,
	2016	2015	% Change
CONSOLIDATED
Net income	$47,535	$49,484	-3.9%
Amortization of acquired intangible assets	16,789	16,513
Amortization of deferred financing costs	2,455	5,008
Share-based compensation	6,088	5,374
Gain on sale of real estate	(115)	—
M&A and acquisition-related costs	881	397

Pre-tax total	26,098	27,292
Income tax expense on adjustments	9,343	9,912

Adjusted net income	$64,290	$66,864	-3.8%

Diluted shares outstanding	84,607	84,834
Adjusted EPS - diluted	$0.76	$0.79	-3.8%

Reconciliation of Adj. Income from Continuing Ops from Income from Continuing Ops and Adjusted Net Income from

Net Income

Unaudited, in thousands except per share data

	Nine Months Ended Sept. 30,
	2016	2015	% Change
CONTINUING OPERATIONS
Income from continuing operations	$125,069	$148,576	-15.8%
Amortization of acquired intangible assets	50,085	49,480
Amortization of deferred financing costs	46,508	15,017
Share-based compensation	19,929	16,785
Secondary equity offering expense	—	1,041
Gain on sale of real estate	(12,963)	—
M&A and acquisition-related costs	3,370	1,977

Pre-tax total	106,929	84,300
Income tax expense on adjustments	38,281	30,601

Adjusted income from continuing operations	$193,717	$202,275	-4.2%

Diluted shares outstanding	84,486	85,554
Adjusted EPS from continuing operations - diluted	$2.29	$2.36	-3.0%

	Nine Months Ended Sept. 30,
	2016	2015
DISCONTINUED OPERATIONS
Income from discontinued operations	$—	$30,989
Amortization of acquired intangible assets	—	41
Share-based compensation	—	1,576
M&A and acquisition-related costs	—	386

Pre-tax total	—	2,003
Income tax benefit on adjustments	—	767

Adjusted income from discontinued operations	$—	$32,225

Diluted shares outstanding	84,486	85,554
Adjusted EPS from discontinued operations - diluted	$0.00	$0.38

	Nine Months Ended Sept. 30,
	2016	2015	% Change
CONSOLIDATED
Net income	$125,069	$179,565	-30.3%
Amortization of acquired intangible assets	50,085	49,521
Amortization of deferred financing costs	46,508	15,017
Share-based compensation	19,929	18,361
Secondary equity offering expense	—	1,041
Gain on sale of real estate	(12,963)	—
M&A and acquisition-related costs	3,370	2,363

Pre-tax total	106,929	86,303
Income tax expense on adjustments	38,281	31,368

Adjusted net income	$193,717	$234,500	-17.4%

Diluted shares outstanding	84,486	85,554
Adjusted EPS - diluted	$2.29	$2.74	-16.4%

Free Cash Flow Reconciliation

The Company believes free cash flow provides a relevant measure of liquidity and a useful basis for assessing the Company’s ability to fund its activities, including the financing of acquisitions, debt service, stock repurchases and distribution of earnings to shareholders. Free cash flow is calculated as cash flows from operating activities less cash capital expenditures. Free cash flow is not a measure of financial performance under GAAP. Free cash flow should not be considered in isolation or as a substitute for cash flows from operating activities or other liquidity measures prepared in accordance with GAAP. Free cash flow, as presented, may not be comparable to similarly titled measures of other companies. Set forth below is a reconciliation of free cash flow from cash flows from operating activities.

Reconciliation of Free Cash Flow from Operating Cash Flow

Unaudited, in thousands

	Three Months Ended Sept. 30,			Nine Months Ended Sept. 30,
	2016	2015	% Change	2016	2015	% Change
CONTINUING OPERATIONS
Cash flows from operating activities	$104,115	$126,697	-17.8%	$301,602	$283,221	6.5%
Cash capital expenditures	25,439	31,319	-18.8%	99,303	96,182	3.2%

Free cash flow	$78,676	$95,378	-17.5%	$202,299	$187,039	8.2%

	Three Months Ended Sept. 30,			Nine Months Ended Sept. 30,
	2016	2015		2016	2015
DISCONTINUED OPERATIONS
Cash flows from (used in) operating activities	$—	$(1,235)		$—	$(8,197)
Cash capital expenditures	—	—		—	1,930

Free cash flow	$—	$(1,235)		$—	$(10,127)

	Three Months Ended Sept. 30,			Nine Months Ended Sept. 30,
	2016	2015	% Change	2016	2015	% Change
CONSOLIDATED
Cash flows from operating activities	$104,115	$125,462	-17.0%	$301,602	$275,024	9.7%
Cash capital expenditures	25,439	31,319	-18.8%	99,303	98,112	1.2%

Free cash flow	$78,676	$94,143	-16.4%	$202,299	$176,912	14.4%

EBITDA and Adjusted EBITDA Reconciliation

The common definition of EBITDA is “Earnings Before Interest Expense, Taxes, Depreciation and Amortization.” In evaluating liquidity and performance, the Company uses “Adjusted EBITDA.” The Company defines Adjusted EBITDA as earnings before interest expense, share-based compensation, taxes, depreciation and amortization, gain on assets held for sale and transaction costs. EBITDA and Adjusted EBITDA are not measures of financial performance or liquidity under GAAP. Although the Company uses Adjusted EBITDA as a measure of its liquidity and performance, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as depreciation, amortization and interest, necessary to operate the business. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flow from operating activities or other income or cash flow data prepared in accordance with GAAP. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is presented here as the Company understands investors use it as a measure of its historical ability to service debt and compliance with covenants in its senior credit facilities. Further, Adjusted EBITDA is presented here as the Company uses it to measure its performance and to conduct and evaluate its business during its regular review of operating results for the periods presented. Set forth below is a reconciliation of EBITDA and Adjusted EBITDA from cash flow from operating activities and net income.

Reconciliation of EBITDA and Adjusted EBITDA from Operating Cash Flow

Unaudited, in thousands

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2016	2015	2016	2015
CONTINUING OPERATIONS
Cash flows from operating activities	$104,115	$126,697	$301,602	$283,221
Income tax expense	24,381	28,931	67,616	84,664
Deferred income tax expense	11,628	8,160	15,383	5,958
Interest expense and other financing charges	38,223	38,642	150,475	117,120
Provision for share-based compensation	(6,088)	(5,374)	(19,929)	(16,785)
Amortization of deferred financing costs	(2,455)	(5,008)	(46,508)	(15,017)
Gain on sale of real estate	115	—	12,963	—
Other	(304)	(4)	(1,190)	(224)
Changes in operating assets and liabilities, net of business acquisitions	(11,141)	(26,500)	8,485	32,338

EBITDA	158,474	165,544	488,897	491,275
Provision for share-based compensation	6,088	5,374	19,929	16,785
Secondary equity offering expense	—	—	—	1,041
M&A and acquisition-related costs	881	397	3,370	1,977
Gain on sale of real estate	(115)	—	(12,963)	—

Adjusted EBITDA	$165,328	$171,315	$499,233	$511,078

Cash flows from operating activities	$104,115	$126,697	$301,602	$283,221
Cash flows used in investing activities	$(24,483)	$(30,061)	$(67,067)	$(113,782)
Cash flows used in financing activities	$(110,989)	$(74,048)	$(223,535)	$(364,790)

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2016	2015	2016	2015
DISCONTINUED OPERATIONS
Cash flows from operating activities	$—	$(1,235)	$—	$(8,197)
Income tax expense	—	(665)	—	19,345
Deferred income tax expense	—	—	—	(2,293)
Provision for share-based compensation	—	—	—	(1,576)
Other	—	—	—	29,596
Changes in operating assets and liabilities, net of business acquisitions	—	—	—	13,500

EBITDA	—	(1,900)	—	50,375
Provision for share-based compensation	—	—	—	1,576
M&A and acquisition-related costs	—	—	—	386
Gain on sale of business	—	—	—	(46,656)

Adjusted EBITDA	$—	$(1,900)	$—	$5,681

Cash flows used in operating activities	$—	$(1,235)	$—	$(8,197)
Cash flows from investing activities	$—	$6,275	$—	$275,815
Cash flows used in financing activities	$—	$—	$—	$—

Reconciliation of EBITDA and Adjusted EBITDA from Operating Cash Flow, cont.

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2016	2015	2016	2015
CONSOLIDATED
Cash flows from operating activities	$104,115	$125,462	$301,602	$275,024
Income tax expense	24,381	28,266	67,616	104,009
Deferred income tax expense	11,628	8,160	15,383	3,665
Interest expense and other financing charges	38,223	38,642	150,475	117,120
Provision for share-based compensation	(6,088)	(5,374)	(19,929)	(18,361)
Amortization of deferred financing costs	(2,455)	(5,008)	(46,508)	(15,017)
Gain on sale of real estate	115	—	12,963	—
Other	(304)	(4)	(1,190)	29,372
Changes in operating assets and liabilities, net of business acquisitions	(11,141)	(26,500)	8,485	45,838

EBITDA	158,474	163,644	488,897	541,650
Provision for share-based compensation	6,088	5,374	19,929	18,361
Secondary equity offering expense	—	—	—	1,041
M&A and acquisition-related costs	881	397	3,370	2,363
(Gain) loss on sale of business and real estate	(115)	1,900	(12,963)	(46,656)

Adjusted EBITDA	$165,328	$171,315	$499,233	$516,759

CONSOLIDATED
Cash flows from operating activities	$104,115	$125,462	$301,602	$275,024
Cash flows from (used in) investing activities	$(24,483)	$(23,786)	$(67,067)	$162,033
Cash flows used in financing activities	$(110,989)	$(74,048)	$(223,535)	$(364,790)

Reconciliation of EBITDA and Adjusted EBITDA from Net Income

Unaudited, in thousands

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2016	2015	2016	2015
CONTINUING OPERATIONS
Income from continuing operations	$47,535	$50,719	$125,069	$148,576
Interest expense and other financing charges	38,223	38,642	150,475	117,120
Depreciation and amortization	48,335	47,252	145,737	140,915
Income tax expense	24,381	28,931	67,616	84,664

EBITDA	158,474	165,544	488,897	491,275
Provision for share-based compensation	6,088	5,374	19,929	16,785
Secondary equity offering expense	—	—	—	1,041
M&A and acquisition-related costs	881	397	3,370	1,977
Gain on sale of real estate	(115)	—	(12,963)	—

Adjusted EBITDA	$165,328	$171,315	$499,233	$511,078

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2016	2015	2016	2015
DISCONTINUED OPERATIONS
Income from discontinued operations	$—	$(1,235)	$—	$30,989
Depreciation and amortization	—	—	—	41
Income tax expense	—	(665)	—	19,345

EBITDA	—	(1,900)	—	50,375
Provision for share-based compensation	—	—	—	1,576
M&A and acquisition-related costs	—	—	—	386
Gain on sale of business	—	—	—	(46,656)

Adjusted EBITDA	$—	$(1,900)	$—	$5,681

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2016	2015	2016	2015
CONSOLIDATED
Net income	$47,535	$49,484	$125,069	$179,565
Interest expense and other financing charges	38,223	38,642	150,475	117,120
Depreciation and amortization	48,335	47,252	145,737	140,956
Income tax expense	24,381	28,266	67,616	104,009

EBITDA	158,474	163,644	488,897	541,650
Provision for share-based compensation	6,088	5,374	19,929	18,361
Secondary equity offering expense	—	—	—	1,041
M&A and acquisition-related costs	881	397	3,370	2,363
(Gain) loss on sale of business and real estate	(115)	1,900	(12,963)	(46,656)

Adjusted EBITDA	$165,328	$171,315	$499,233	$516,759

###

AT THE COMPANY:

Dave Pleiss

Investor Relations

West Corporation

(402) 963-1500

DMPleiss@west.com